UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 25, 2003

3COM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-12867	94-2605794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Great America Parkway Santa Clara, CA 95052
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 326-5000

(Former name or former address, if changed since last report)

ITEM 7.	Financial Statements and Exhibits

	(c)	Exhibits

The following exhibit is furnished herewith:

		99.1	Text of Press Release, dated June 25, 2003, titled “3Com Reports Fiscal Q4 Results”

ITEM 9.	Regulation FD Disclosure (Information Furnished in this Item 9 is Furnished under Item 12)

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.”  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On June 25, 2003, 3Com Corporation issued a press release regarding its financial results for its fourth fiscal quarter ended May 30, 2003.  The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3COM CORPORATION

Date: June 25, 2003	By:	/s/ Mark D. Michael
Mark D. Michael
Vice President, General Counsel and Secretary

EXHIBIT INDEX

99.1                           Text of Press Release, dated June 25, 2003, titled “3Com Reports Fiscal Q4 Results”